UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2006

Molecular Pharmacology (USA) Limited
(Exact name of Registrant as specified in charter)

Nevada	000-50156	71-0900799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8721 Santa Monica Boulevard, Los Angeles, California		90069-4507
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:		888-327-4122

Not Applicable
(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company's expectations regarding the future performance of its businesses and its financial position are forward-looking statements. These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 4.01 - CHANGES IN REGISTRANTS' CERTIFYING ACCOUNTANT

(a) Dismissal of Certifying Accountant

Effective June 2, 2006, Registrant dismissed its independent auditors, Cordovano and Honeck LLP, of Denver, Colorado, which action was approved by the Registrants Board of Directors on June 2, 2006.

Except as described in the following sentence, the reports of Cordovano and Honeck LLP on the financial statements of Registrant for either of the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The report of Cordovano and Honeck LLP on the financial statements of Registrant for the fiscal years ended October 31, 2005 and October 31, 2004 do, however, contain an expression of substantial doubt as regarding Registrants ability to continue as a going concern.

In addition, during Registrants two most recent fiscal years and through to the date of dismissal June 2, 2006, there was no disagreement with Cordovano and Honeck LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Registrant has requested that Cordovano and Honeck LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01 within 10 business days of the date of filing this report. A copy of Cordovano and Honeck LLP's letter to the Securities and Exchange Commission is included as an exhibit to this filing.

(b) Engagement of New Certifying Accountant

On June 2, 2006, James Stafford, Chartered Accountant ("Stafford CA") was engaged as the Registrants independent auditors, commencing with the quarter ended April 30, 2006.

During the two most recent fiscal years and the interim period preceding the engagement of Stafford, Registrant had not consulted with Stafford CA regarding either:

  the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Registrants financial statements, and either a written report or oral advice was provided to the Company by Stafford that Stafford concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or
  any matter that was either the subject of a disagreement or event identified in response to paragraph (a) (1) (iv) of Item 304, as those terms are used in Item 304 (a) (1) (iv) of Regulations S-B and S-K and the related instructions to Item 304 of Regulations S-B and S-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 4.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter of Cordovano and Honeck LLP to the Securities and Exchange Commission dated June 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE REGISTRANT

By:

/s/ Jeff Edwards
Jeff Edwards, Director

Dated: June 7, 2006